NovaDel
Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

NovaDel

CORPORATE PRESENTATION

Safe Harbor Statement

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the
Company operates in an industry where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control.

Important factors that the Company believes might cause such volatility are discussed in the risk factors detailed in the Company’s most recent Form 10-K, dated March 31, 2008 and related 10-K/A filed April 25, 2008, and the Company’s most recent Form 10-Q, dated June 30, 2008, as filed with the Securities and
Exchange Commission; copies of these Forms 10-K and 10-Q are available from the Company upon request and at the Company’s web site, www.novadel.com.

In assessing the forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in these Forms 10-K and 10-Q filed with the Securities and Exchange Commission.

Investment Highlights

NovaMist™: Proprietary oral spray technology for
systemic delivery

Strong pipeline with multiple products; three with
potential near term, low-risk, cash flow generating
events

Products primarily satisfy medical need for faster
onset of action

Primarily targeting large, growing multi-billion dollar
markets

Series of potential milestones over next two years

NovaMist™

Benefits to Patients

Faster onset of action through
rapid absorption

Potentially lower dose

Avoids first pass liver metabolism

No need to swallow

Patents:

160 issued and pending patents

Expirations begin 2017 - extend
beyond 2025

Business Strategy

Progress NovaMist™ pipeline focusing on differentiated
products based on advantages of faster onset of action
and lower potential dose

Minimize potential development risk and time-to-market
by improving the performance of approved
pharmaceutical products

Maximize value by partnering products once key clinical
milestones are achieved

NovaMist™ Pipeline

Product

Indication

Drug

Preclinical

Phase 1

Phase 2/3

NDA

Approved

Status

NitroMist™

Angina pectoris

nitroglycerin

ZolpiMist™

Insomnia

zolpidem

NVD-201

Migraine

sumatriptan

ZolpiMist™

Middle-of-the-

Night Awakening

zolpidem

Zensana™

Nausea/Vomiting

ondansetron

NVD-501

Breakthrough Pain

fentanyl

NVD-401

Erectile Dysfunction

sildenafil

NVD-301

Pre-Procedure

Anxiety

midazolam

Commercial Environment

Product

Indication

Drug

Market

Size (US)

Existing Products

Future Products

ZolpiMist™

Insomnia

zolpidem

Ambien® /Ambien CR

Generic zolpidem

Lunesta®

Sublinox™

Silenor™

Indiplon MR

> $2 B

NVD-201

Migraine

sumatriptan

Imitrex®   Zomig®

Maxalt®   Relpax®

Frova®

Generic sumatriptan

Trexima™

NGX424

~ $2 B

NitroMist™

Angina pectoris

nitroglycerin

~ $0.2 B

Nitrolingual™ pumpspray

Generic sublingual tablets

Transdermal patches

Zensana™

Nausea/Vomiting

ondansetron

Zofran®  Aloxi®  Kytril®

Emend®    Anzemet®

Generic ondansetron

APF530   Aloxi tablet

Sancuso™

Generic granisetron

> $1.5 B

ZolpiMist™

Middle-of-the-

Night Awakening

zolpidem

Intermezzo™

Indiplon IR

est. > $0.5 B

NVD-501

Breakthrough Pain

fentanyl

Actiq® Fentora®

Generic Actiq®

Morphine/fentanyl tabs/caps

Abstral        BEMA™

Instanyl™   Rylomine™

Taifun

~ $3 B

NVD-401

Erectile Dysfunction

sildenafil

Viagra® Levitra®

Cialis®

Generic sildenafil

~ $1.6 B

NVD-301

Pre-Procedure

Anxiety

midazolam

Versed®

Generic midazolam

(intravenous, oral syrup)

est. > $0.5B

Nasal spray

NitroMist™
(nitroglycerin oral spray)

Oral spray of nitroglycerin, the leading short-acting
nitrate for the treatment of angina pectoris

Label

Relief of acute relief of an attack or acute prophylaxis of angina pectoris due to coronary artery disease

Product Advantages

Ease of use

Little or no waste due to shelf-life

Approved November 2006

Due to bankruptcy of contract manufacturer, transferring
to new manufacturing site

Commercial product potentially available by 2010

Present US market >$200 MM

ZolpiMist™
(zolpidem oral spray)

Active ingredient in Ambien® /Ambien CR®/Stilnox ®,
the world’s leading hypnotic for treatment of insomnia

PUDFA date Sept ‘08

Target Label

Short-term treatment of insomnia with an expectation of 8 hours of sleep (present Ambien label)

Target Product Advantages

Faster onset of action

No need to take with water

Present US Market >$2 B

200
150
100
50
0
Plasma Concentration (ng/ml)
0
60
120
180
240
300
360
420
480
540
600
660
720
Time (Minutes)
10 mg Tablet
5 mg Tablet
10 mg Spray
5mg Spray

NovaDel Pharma Inc. – All rights reserved

ZolpiMist™
Pharmacokinetics

First 30 Minutes

P<0.05

vs corresponding

tablet dose

Reduction in DSST Score from baseline at 13 min.
Reduction in DSST Score from baseline at 13 min.

NovaDel Pharma Inc. – All rights reserved

Results were measured from baseline to 13 min. post-dosing (Dr. T. Roth – Detroit Sleep Center).

Results are from NVD003-ZOLP clinical study in healthy volunteers. Results are statistically significant..

Tablets

-12

- 10

- 8

- 6

- 4

- 2

0

+ 1

10 mg

- 3.7

5 mg

- 8.2

Oral Spray

Subjects using 5 mg Oral Spray experienced
sleepiness faster than those using 10 mg
Tablets

Subjects using Oral Spray experienced sleepiness
significantly faster than those using
Comparable Dose Tablets

-12

- 10

- 8

- 6

- 4

- 2

0

+ 1

- 3.7

- 8.2

- 3.3

- 13.6

P < 0.001

P < 0.005

10 mg

5 mg

ZolpiMist™
Pharmacodynamics – Change in DSST from Baseline

ZolpiMist™- MOTN
(zolpidem oral spray)

Takes advantage of the low-dose program

Target Label

Short-term treatment of middle-of-the night (MOTN) awakenings with an expectation of 4 hours of sleep

Target Product Advantages

Faster onset of action

Distinct labeling for MOTN

No need to take with water

Present US Market >$500 M

Zensana™
(ondansetron oral spray)

Active ingredient in Zofran® - the world’s leading 5-HT3
antagonist for CINV/RINV

Target Label

Prevention of nausea and vomiting associated with cancer therapy

Prevention of postoperative nausea and/or vomiting

Target Product Advantages

More reliable dosing/adherence by avoiding loss of dose due to vomiting

No need to take with water

Licensed to Par Pharmaceuticals in the US; BioAlliance
in Europe

Present US market >$1.5 B

NovaMist™ Pipeline

Product

Indication

Drug

Preclinical

Phase 1

Phase 2/3

NDA

Approved

Status

NitroMist™

Angina pectoris

nitroglycerin

ZolpiMist™

Insomnia

zolpidem

NVD-201

Migraine

sumatriptan

ZolpiMist™

Middle-of-the-

Night Awakening

zolpidem

Zensana™

Nausea/Vomiting

ondansetron

NVD-501

Breakthrough Pain

fentanyl

NVD-401

Erectile Dysfunction

sildenafil

NVD-301

Pre-Procedure

Anxiety

midazolam

NVD-201
(sumatriptan oral spray)

Active ingredient in Imitrex® /Imigran® - the world’s
leading triptan for the treatment of migraine

Target Label

Faster acute treatment of migraine attacks

Target Product Advantages

Faster onset of action than tablets (comparable to injection)

Lower dose than tablets

Ease of use and greater adherence in patients with nausea/vomiting

No need to take with water

Present US market ~$2 B

30
20
10
0
Plasma Concentration(ng/ml)
0
60
120
180
240
300
360
420
480
Time (Minutes)
20 mg spray
50 mg Tablet
30 mg spray
25
20
15
10
5
0
Plasma Concentration (ng/ml)
0
10
20
30
Time (minutes)
50 mg Tablet
20 mg spray
30 mg spray

NovaDel Pharma Inc. – All rights reserved

NVD-201
Pharmacokinetics

First 30 Minutes

P<0.05

vs tablet dose

100
75
50
25
0
% Subjects with at Least Two-Point Reduction in Pain Severity
60 Minutes
120 Minutes
50 mg Tablet
100 mg Tablet
20 mg SUMA OS
30 mg SUMA OS
40 mg SUMA OS

NovaDel Pharma Inc.
– All rights reserved

NVD-201
Efficacy – Response Rate

*

*

*

* - P< 0.05 vs. 50 mg Tablet

% of patients with complete pain relief
0
20
40
60
80
0
2
4
6
8
10
12
14
16
18
20
22
24
Time post-dose (h)
2 x 20 mg LS
100 mg p.o.
30 mg LS
20 mg LS
50 mg p.o.

NovaDel Pharma Inc. – All rights reserved

NVD-201
Efficacy – Time to Complete Pain Relief

NVD-301
(midazolam oral spray)

Active ingredient in Versed® for sedation, anxiolysis
and amnesia prior to and during diagnostic, therapeutic
or endoscopic procedures

Target Label

Treatment of pre-procedure anxiety in imaging and ambulatory/dental procedures

Target Product Advantages

Fast onset of action compared to oral syrup

Ease of use and no burning sensation compared to nebulized IV

Present US market >$500 M

NVD-401
(sildenafil oral spray)

Active ingredient in Viagra®, the world’s leading
PDE-5 inhibitor for erectile dysfunction

Target Label

Treatment of erectile dysfunction

Target Product Advantages

Fast onset of action

Reduced dose

No requirement to take with water

Present US market ~$1.6 B

NVD-501
(fentanyl oral spray)

Active ingredient in Actiq® and Fentora®, the world’s
leading products for breakthrough pain

Target Label

Management of breakthrough pain (BTP) in opioid tolerant cancer patients

Target Product Advantages

Fast onset of action

Easier titration

Reduced dose

Abuse proof packaging

Present US market ~$3 B

2008
2009
2010
NitroMist (nitroglycerin)
Technology Transfer
US Commercialization Partnership
sNDA Submission
sNDA Approval
ZolpiMist (zolpidem)
NDA Approval
US Commercialization Partnership
US Launch
Low Dose/MOTN BE Data
MOTN Pilot Efficacy Data
Zensana (ondansetron)
NDA Submission
MAA Submission
NDA Approval
US Launch
MAA Approval
NVD-201 (sumatriptan)
Definitive PK Data
Definitive Efficacy Data
NVD-301 (midazolam)
Pilot PK/PD Data
Definitive PK/PD Data
Efficacy Trials Initiated
NVD-401 (sildenafil)
Pilot PK/PD Data
Definitive PK/PD Data
NVD-501 (fentanyl)
Pilot PK/PD Data
Definitive PK/PD Data
Efficacy Trials Initiated

NovaDel Pharma Inc. – All rights reserved

Potential Milestones

Summary

NovaMist™: Proprietary oral spray technology for
systemic delivery

Strong pipeline with multiple products; three with
potential near term, low-risk, cash flow generating
events

Products primarily satisfy medical need for faster
onset of action

Primarily targeting large, growing multi-billion dollar
markets

Series of potential milestones over next two years